   As filed with the Securities and Exchange Commission on April 20, 1998

                                                     Registration No. __________

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        Under the Securities Act of 1933

                            --------------------

                          ROMAC INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)

                   FLORIDA                              59-3264661
      (State or other jurisdiction          (I.R.S. employer identification no.)
   of incorporation or organization)

        120 West Hyde Park Place, Suite 150
               Tampa, Florida                            33606
  (Address of principal executive offices)             (Zip code)


                          SOURCE SERVICES CORPORATION
               401(k) AND PROFIT SHARING RETIREMENT SAVINGS PLAN
                            (Full title of the plan)

                            --------------------

                              Thomas M. Calcaterra
                     Chief Financial Officer and Secretary
                           Romac International, Inc.
                      120 West Hyde Park Place, Suite 150
                              Tampa, Florida 33606
                    (Name and address of agent for service)

                                 (813) 251-1700
         (Telephone number, including area code, of agent for service)

                        Copies of all communications to:

                           Michael L. Jamieson, Esq.
                              Holland & Knight LLP
                             400 North Ashley Drive
                                   Suite 2300
                              Tampa, Florida 33602

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [x]

                       CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------
                                                   Proposed maximum    Proposed maximum
  Title of securities to be     Amount to be      offering price per  aggregate offering        Amount of
         registered(1)          Registered             unit(2)             price(2)        registration fee
------------------------------------------------------------------------------------------------------------
  Common stock, par value
   $0.01 per share . . . .    4,059,265 shares          $25.375         $103,003,849.375        $30,387.00
------------------------------------------------------------------------------------------------------------


(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Source Services Corporation 401(k) and Profit Sharing Retirement Savings Plan.

(2) Estimated solely for the purpose of calculating the registration fee. The fee is calculated upon the basis of the average between the high and low sales price for shares of common stock of the registrant as reported on The Nasdaq Stock Market's National Market on April 15, 1998.

================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Commission by the Registrant, Romac International, Inc., a Florida corporation (the "Registrant"), pursuant to the Exchange Act, Commission File No. 0-20658, are incorporated by reference in this Registration Statement:

         (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         (b)     (i)      Current Report on Form 8-K, filed February 2, 1998.

                 (ii)     Current Report on Form 8-K/A, filed February 19, 1998.

                 (iii) The description of the Common Stock, par value $.01 per share, of the Registrant (the "Common Stock") contained in the Registrant's Registration Statement on Form S-4, filed March 19, 1998, and as amended by amendment filed March 26, 1998.

         (c) All documents subsequently filed by the Registrant or the Source Services Corporation 401(k) and Profit Sharing Retirement Savings Plan (the "Plan") pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not applicable.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Registrant is a Florida corporation. The Florida Business Corporation Act, as amended (the "Florida Act"), provides that, in general, a business corporation may indemnify any person who is or was a party to any proceeding (other than an action by, or in the right of, the corporation) by reason of the fact that he is or was a director or officer of the corporation, against liability incurred in connection with such proceeding, including any appeal thereof, provided certain standards are met, including that such officer or director acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and provided, further that, with respect to any criminal action or proceeding, the officer or director had no reasonable cause to believe his conduct was unlawful. In the case of proceedings by or in the right of the corporation, the Florida Act provides that, in general, a corporation may indemnify any person who was or is a party to any such proceeding by reason of the fact that he is or was a director or officer of the corporation against expenses and amounts paid in settlement actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof, provided that such person acted in good faith and in a manner he reasonably believed





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

to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim as to which such person is adjudged liable unless a court of competent jurisdiction determines upon application that such person is fairly and reasonably entitled to indemnity. To the extent that any officers or directors are successful on the merits or otherwise in the defense of any of the proceedings described above, the Florida Act provides that the corporation is required to indemnify such officers or directors against expenses actually and reasonably incurred in connection therewith. However, the Florida Act further provides that, in general, indemnification or advancement of expenses shall not be made to or on behalf of any officer or director if a judgment or other final adjudication establishes that his actions, or omissions to act, were material to the cause of action so adjudicated and constitute: (i) a violation of the criminal law, unless the director or officer had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe it was unlawful; (ii) a transaction from which the director or officer derived an improper personal benefit; (iii) in the case of a director, a circumstance under which the director has voted for or assented to a distribution made in violation of the Florida Act or the corporation's articles of incorporation; or (iv) willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder. Article V of the Registrant's Bylaws provides that the Registrant shall indemnify any director, officer, employee or agent or any former director, officer, employee or agent.

         The Registrant has purchased insurance with respect to, among other things, any liabilities that may arise under the statutory provisions referred to above.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.


ITEM 8.  EXHIBITS.

         4.1     Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit
                 3.1 to the Registrant's Registration Statement on Form S-1, filed April 28, 1995, and as amended by amendments filed May 12, 1995, June 26, 1995, and July 19, 1995 (Commission File No. 33-91738)).

         4.2     Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to the
                 Registrant's Registration Statement on Form S-1, filed April 28, 1995, and as amended by amendments filed May 12, 1995, June 26, 1995, and July 19, 1995 (Commission File No. 33-91738)).

         4.3     Form of Stock Certificate for the Common Stock of the Registrant (incorporated by reference to Exhibit
                 4.2 to the Registrant's Registration Statement on Form S-1, filed April 28, 1995, and as amended by amendments filed May 12, 1995, June 26, 1995, and July 19, 1995 (Commission File No. 33-91738)).

         4.4     Source Services Corporation 401(k) and Profit Sharing Retirement Savings Plan.

         23.1    Consent of Price Waterhouse LLP.

         24.1    Powers of Attorney (included on signature page).

ITEM 9.  UNDERTAKINGS.

         a)      The undersigned registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                 (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) To submit the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and to make all changes required by the IRS in order to qualify the Plan.

         (c) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (d) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions (see Item 6) or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.





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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on April 20, 1998.

                                        ROMAC INTERNATIONAL, INC.


                                        By:/s/ David L. Dunkel
                                           ------------------------------------
                                           David L. Dunkel
                                           Chief Executive Officer

         KNOWN TO ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David L. Dunkel, Thomas Calcaterra, James D. Swartz, and Peter Dominici, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

             Signatures                                 Title                                Date
             ----------                                 -----                                ----
 /s/ David L. Dunkel                  Chief Executive Officer and Director              April 20, 1998
 ----------------------------------   (principal executive officer)
 David L. Dunkel

 /s/ James D. Swartz                  President, Chief Operating Officer and            April 20, 1998
 ----------------------------------   Director
 James D. Swartz

 /s/ Thomas M. Calcaterra             Chief Financial Officer and Secretary             April 20, 1998
 ----------------------------------   (principal financial officer and
 Thomas M. Calcaterra                 principal accounting officer)

 /s/ John  N. Allred                  Director                                          April 20, 1998
 ----------------------------------
 John N. Allred

 /s/ William R. Carey, Jr.            Director                                          April 20, 1998
 ----------------------------------
 William R. Carey, Jr.

 /s/ Richard M. Cocchiaro             Director                                          April 20, 1998
 ----------------------------------
 Richard M. Cocchiaro

 /s/ Wayne D. Emigh                   Director                                          April 20, 1998
 ----------------------------------
 Wayne D. Emigh

 /s/ Todd W. Mansfield                Director                                          April 20, 1998
 ----------------------------------
 Todd W. Mansfield

 /s/ Howard W. Sutter                 Director                                          April 20, 1998
 ----------------------------------
 Howard W. Sutter

 /s/ Gordon Tunstall                  Director                                          April 20, 1998
 ----------------------------------
 Gordon Tunstall

 /s/ Karl A. Vogeler                  Director                                          April 20, 1998
 ----------------------------------
 Karl A. Vogeler


         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on April 20, 1998.

                                        SOURCE SERVICES CORPORATION 401(k) AND
                                        PROFIT SHARING RETIREMENT SAVINGS PLAN


                                        By:/s/ David L. Dunkel
                                           ------------------------------------
                                           David L. Dunkel, Chief Executive
                                           Officer of Romac International, Inc.,
                                           Administrator of the Plan

                               INDEX TO EXHIBITS

         4.1     Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit
                 3.1 to the Registrant's Registration Statement on Form S-1, filed April 28, 1995, and as amended by amendments filed May 12, 1995, June 26, 1995, and July 19, 1995.

         4.2     Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to the
                 Registrant's Registration Statement on Form S-1, filed April 28, 1995, and as amended by amendments filed May 12, 1995, June 26, 1995, and July 19, 1995.

         4.3     Form of Stock Certificate for the Common Stock of the Registrant (incorporated by reference to Exhibit
                 4.2 to the Registrant's Registration Statement on Form S-1, filed April 28, 1995, and as amended by amendments filed May 12, 1995, June 26, 1995, and July 19, 1995.

         4.4     Source Services Corporation 401(k) and Profit Sharing Retirement Savings Plan.

         23.1    Consent of Price Waterhouse LLP.

         24.1    Powers of Attorney (included on signature page).
